Exhibit 99.1
     AMENDMENT AND RESTATEMENT AGREEMENT dated as of November 7, 2008, among AMERICAN AXLE & MANUFACTURING, INC. (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., (the “Parent”) the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”), under the Credit Agreement dated as of January 9, 2004, as amended (as in effect on the date hereof, the “Existing Credit Agreement”), among the Borrower, the Parent, the lenders party thereto and the Agent.
          WHEREAS the Borrower has requested, and the undersigned Lenders and the Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein.
          NOW, THEREFORE, the Borrower, the Parent, the undersigned Lenders and the Agent hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined in Section 3 below); provided that the defined term “Lender” as used herein shall have the meaning specified in the Existing Credit Agreement.
          SECTION 2. Restatement Effective Date. (a) The amendment and restatement of the Existing Credit Agreement provided for in Section 3 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP.
          (b) The “Restatement Effective Date” shall be a date, not later than November 10, 2008, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. This Agreement shall terminate at 5:00 p.m., New York City time, on November 10, 2008, if the Restatement Effective Date shall not have occurred at or prior to such time.
          SECTION 3. Amendment and Restatement of the Existing Credit Agreement. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Amended Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.
          (b) Subject to Section 4 below, all “Commitments” as defined in, and in effect under, the Existing Credit Agreement on the Restatement Effective Date shall continue in effect under the Amended Credit Agreement, and all “Loans” and “Letters of Credit” as defined in, and outstanding under, the Existing Credit Agreement on the

Restatement Effective Date shall continue to be outstanding under the Amended Credit Agreement, and on and after the Restatement Effective Date the terms of the Amended Credit Agreement will govern the rights and obligations of the Borrower, the Parent, the Lenders and the Agent with respect thereto.
          (c) The amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any obligations of the Borrower or Parent accrued or otherwise owing under the Existing Credit Agreement that have not been paid, it being understood that such obligations will constitute obligations under the Amended Credit Agreement.
          SECTION 4. Classification of Commitments and Revolving Credit Exposure; Certain Commitment Reductions; Etc. (a) Effective upon the Restatement Effective Date (i) each Lender that, on or prior to noon on November 7, 2008, has executed and delivered to the Agent (or its counsel) a counterpart of this Agreement (or evidence thereof as contemplated by Section 6(a) below) shall be a Class A Lender under the Amended Credit Agreement, and its Commitment and Revolving Loans shall be a Class A Commitment and Class A Revolving Loans thereunder, respectively, (ii) each other Lender shall be a Class B Lender under the Amended Credit Agreement, and its Commitment and Revolving Loans shall be a Class B Commitment and Class B Revolving Loans thereunder, respectively, (iii) each Class B Lender shall be released from its participations or obligations to acquire participations in all Letters of Credit and Swingline Loans and (iv) each Class A Lender shall have a participation or obligations to acquire a participation in each Letter of Credit or Swingline Loan equal to its Applicable Class A Percentage thereof, in accordance with the Amended Credit Agreement.
          (b) Immediately after giving effect to the amendment and restatement of the Existing Credit Agreement on the Restatement Effective Date, the amount of each Class A Commitment shall be reduced by 25% (or, if all Lenders are Class A Lenders, 33-1/3%) of the amount thereof immediately before giving effect to such reduction.
          (c) Upon and after the Restatement Effective Date (i) the Class A Euro Limit shall be an amount equal to (A) $100,000,000, multiplied by (B) a percentage (such percentage, the “Class A Percentage”) determined by dividing (1) the total Class A Commitments by (2) the total Commitments (in each case, before giving effect to the reduction of Class A Commitments pursuant to clause (b) above), (ii) the Class A Sterling Limit shall be an amount equal to (A) $50,000,000, multiplied by (B) the Class A Percentage thereof, (iii) the Class B Euro Limit shall be an amount equal to (A) $100,000,000, multiplied by (B) a percentage (such percentage, the “Class B Percentage”) equal to 100% minus the Class A Percentage, and (iv) the Class B Sterling Limit shall be an amount equal to (A) $50,000,000, multiplied by (B) the Class B Percentage thereof.
          (d) The Agent is hereby authorized to (i) prepare Schedule 2.01 to the Amended Credit Agreement, reflecting the Class A Commitments and Class B Commitments as of the Restatement Effective Date after giving effect to the reduction of Class A Commitments pursuant to clause (b) above, and (ii) calculate the Class A Euro

Limit, Class A Sterling Limit, Class B Euro Limit and Class B Sterling Limit, and prepare a version of the Amended Credit Agreement that includes the amounts so calculated. Promptly after the Restatement Effective Date, the Agent shall make available to the Borrower and the Lenders copies of the version of the Amended Credit Agreement and Schedule 2.01 thereto so prepared by it, and the amounts reflected therein shall be conclusive absent demonstrable error.
          SECTION 5. Amendment Fee. The Borrower agrees to pay to the Agent, for the account of each Lender that becomes a Class A Lender as of the Restatement Effective Date, a fee equal to 2.00% of the amount of its Class A Commitment as of the Restatement Effective Date (determined after giving effect to the reduction of the Class A Commitments pursuant to Section 4(b) above). Such fee shall be due and payable on the Restatement Effective Date.
          SECTION 6. Conditions. The effectiveness of the amendment and restatement of the Existing Credit Agreement pursuant to Section 3 of this Agreement shall be subject to the satisfaction (or waiver) of the following conditions precedent:
          (a) The Agent (or its counsel) shall have received from each of the Borrower, the Parent and the Required Lenders under (and as defined in) the Existing Credit Agreement either a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. The Agent shall be reasonably satisfied that, after giving effect to the amendment and restatement of the Existing Credit Agreement and the reduction of the Class A Commitments pursuant to Section 4(b) above, the total Class A Commitments shall not be less than $325,000,000 (or such other amount as shall be agreed upon by the Borrower and the Arrangers).
          (b) The Agent (or its counsel) shall have received from each Subsidiary that is a Subsidiary Loan Party as of the Restatement Effective Date, and is not already a Guarantor, a supplement to the Guarantee Agreement (as well as the guarantee agreement in respect of the Term Loan Agreement), in the form specified therein, duly executed and delivered on behalf of such Person.
          (c) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Richard G. Raymond, General Counsel of the Borrower, substantially in the form of Exhibit B-1 hereto, (ii) Shearman & Sterling LLP, counsel to the Loan Parties, substantially in the form of Exhibit B-2 hereto and (iii) local counsel in Luxembourg and Scotland in form and substance reasonably satisfactory to the Agent, and in each case covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Agent or the Required Lenders shall reasonably request. The Parent and the Borrower hereby request such counsel to deliver such opinions.
          (d) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties and the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance satisfactory to the Agent and its counsel.
          (e) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects as of the Restatement Effective Date, no Default shall have occurred and be continuing as of the Restatement Effective Date and the Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, the Chief Executive Officer, a Vice President or a Financial Officer of each of the Parent and the Borrower, confirming the foregoing.
          (f) The Agent shall have received (i) all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents, and (ii) all accrued and unpaid interest under the Existing Credit Agreement and all accrued and unpaid fees under paragraphs (a) and (b) of Section 2.11 of the Existing Credit Agreement. If any LC Disbursements are outstanding as of the Restatement Effective Date, such LC Disbursements shall be repaid, together with any interest accrued thereon.
          (g) The Collateral Requirement shall have been satisfied. The Perfection Schedule attached to the Collateral Agreement shall have been completed and shall include all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Schedule and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Amended Credit Agreement or have been released.
          (h) The Agent shall have received a Collateral Value Certificate presenting the Borrower’s computation of the Collateral Value Amount. The Secured Obligations Amount shall not exceed the Collateral Value Amount.
          (i) The Agent shall have received evidence that the insurance required by the Loan Documents is in effect.
          (j) The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
The Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not become effective unless each of the foregoing conditions is satisfied (or waived)

at or prior to 5:00 p.m., New York City time, on November 10, 2008 (and, in the event such conditions are not so satisfied or waived, the Existing Credit Agreement shall remain in effect without giving effect to any provisions of this Agreement).
          SECTION 7. Borrowing Requests. (a) Promptly upon the effectiveness of the amendment and restatement of the Existing Credit Agreement as provided herein, the Borrower shall deliver Borrowing Requests with respect to the outstanding Borrowings under the Amended Credit Agreement, identifying each such Borrowing as a Class A Borrowing or a Class B Borrowing, as the case may be, and the amount thereof and, in the case of Eurodollar Borrowings, the remaining Interest Periods. Such Borrowing Requests shall not affect the interest rate or remaining Interest Period of any Borrowing or change the Adjusted EURIBO Rate or Adjusted LIBO Rate of any Borrowing or require any payment under Section 2.15 of the Amended Credit Agreement, but shall be solely for the purpose of establishing the segregation of outstanding Class A Borrowings and Class B Borrowings.
          (b) If, after giving effect to the transactions contemplated hereby on the Restatement Effective Date, the Class A Revolving Credit Exposure exceeds the Class A Commitments, then the Borrower shall prepay Loans, on the Restatement Effective Date, in such amount as shall be necessary to eliminate such excess and such other Loans as the Borrower shall specify to the Administrative Agent. The undersigned Lenders hereby waive any requirement of prior notice of any such prepayment.
          SECTION 8. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of the Borrower, the Parent, the Agent and the Required Lenders shall have been received by the Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Parent, the Agent and the Required Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 9. No Novation. This Agreement shall not extinguish the Loans or other obligations outstanding under the Existing Credit Agreement. This Agreement shall be a Loan Document for all purposes.
          SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.
          SECTION 11. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.,
By:	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,
By:	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

Bank of America, N.A.

by	/s/ Chas McDonell
	Name:	Chas McDonell
	Title:	Senior Vice President

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

Bank of China, Los Angeles Branch

by	/s/ Feng Chang
	Name:	Feng Chang
	Title:	Branch Manager & VP

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

Comerica Bank

by	/s/ Thomas VanderMeulan
	Name:	Thomas VanderMeulan
	Title:	Account Officer

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

HSBC Bank USA, National Association

by	/s/ Patrick M. Hanley
	Name:	Patrick M. Hanley
	Title:	Vice President

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

JPMorgan Chase Bank, N.A.

by	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

KEYBANK NATIONAL ASSOCIATION

by	/s/ Marcel Fournier
	Name:	Marcel Fournier
	Title:	Vice President

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

MERRILL LYNCH BANK USA. as Lender,

by	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

Mizuho Corporate Bank, Ltd.

by	/s/ Robert Gallagher
	Name:	Robert Gallagher
	Title:	Authorized Signatory

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

National City

by	/s/ Michael Kell
	Name:	Michael Kell
	Title:	Vice President

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

Sun Trust

by	/s/ Amanda Parks
	Name:	Amanda Parks
	Title:	SVP

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

The Bank of Nova Scotia

by	/s/ J. F. Todd
	Name:	J. F. Todd
	Title:	Managing Director

by	/s/ R. Blackwood
	Name:	R. Blackwood
	Title:	Director

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory

LENDERS UNDER THE CREDIT
AGREEMENT

SIGNATURE PAGE TO THE
AMENDMENT AND RESTATEMENT
AGREEMENT DATED AS OF
NOVEMBER 7, 2008, AMONG
AMERICAN AXLE &
MANUFACTURING, INC., AMERICAN
AXLE & MANUFACTURING
HOLDINGS, INC., THE LENDERS
PARTY THERETO AND JPMORGAN
CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT.

Name of Institution:

U.S. Bank National Association

by	/s/ Matthew J. Schulz
	Name:	Matthew J. Schulz
	Title:	Vice President

EXHIBITS

Exhibits

Exhibit A	Amended and Restated Credit Agreement
Exhibit B-1	Form of Opinion of Richard G. Raymond, General Counsel
Exhibit B-2	Form of Opinion of Shearman & Sterling LLP